File Number: 33-84546
                                               Filed Pursuant to Rule 497(e) of
                                                     The Securities Act of 1933


                                                                    May 10, 2006

                       Supplement to the May 1, 2006 Class I and II Shares
                                Prospectuses for
                       Pioneer Mid Cap Value VCT Portfolio


Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Timothy Horan, assistant portfolio manager. Mr. Wright and Mr. Horan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Horan joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



                                                                   19498-00-0506
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC